Exhibit 25


INDIVIDUAL POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, John T. Casteen, III, a Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitutes and appoints O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, his true and lawful attorneys-in-fact and agents, for him, on his behalf and in his name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued in connection with the merger of the Bank of Loudoun into Jefferson National Bank including, but not limited to, a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to such plan and any and all other documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.



DATE: April 26, 1994          John T. Casteen, III (SEAL)

INDIVIDUAL POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Lawrence S. Eagleburger, a Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitutes and appoints O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, his true and lawful attorneys-in-fact and agents, for him, on his behalf and in his name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued in connection with the merger of the Bank of Loudoun into Jefferson National Bank including, but not limited to, a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to such plan and any and all other documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.



DATE: April 26, 1994               Lawrence S. Eagleburger (SEAL)

INDIVIDUAL POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Hunter Faulconer, a Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitutes and appoints O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, his true and lawful attorneys-in-fact and agents, for him, on his behalf and in his name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued in connection with the merger of the Bank of Loudoun into Jefferson National Bank including, but not limited to, a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to such plan and any and all other documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.



DATE: April 26, 1994               Hunter Faulconer (SEAL)

INDIVIDUAL POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Fred L. Glaize, III, a Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitutes and appoints O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, his true and lawful attorneys-in-fact and agents, for him, on his behalf and in his name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued in connection with the merger of the Bank of Loudoun into Jefferson National Bank including, but not limited to, a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to such plan and any and all other documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.



DATE: April 26, 1994               Fred L. Glaize, III (SEAL)

INDIVIDUAL POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Henry H. Harrell, a Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitutes and appoints O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, his true and lawful attorneys-in-fact and agents, for him, on his behalf and in his name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued in connection with the merger of the Bank of Loudoun into Jefferson National Bank including, but not limited to, a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to such plan and any and all other documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.



DATE: April 26, 1994               Henry H. Harrell (SEAL)

INDIVIDUAL POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Alex J. Kay, Jr., a Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitutes and appoints O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, his true and lawful attorneys-in-fact and agents, for him, on his behalf and in his name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued in connection with the merger of the Bank of Loudoun into Jefferson National Bank including, but not limited to, a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to such plan and any and all other documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.



DATE: April 26, 1994               Alex J. Kay, Jr. (SEAL)

INDIVIDUAL POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, J. A. Kessler, Jr., a Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitutes and appoints O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, his true and lawful attorneys-in-fact and agents, for him, on his behalf and in his name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued in connection with the merger of the Bank of Loudoun into Jefferson National Bank including, but not limited to, a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to such plan and any and all other documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.


DATE: April 26, 1994               J. A. Kessler, Jr. (SEAL)

INDIVIDUAL POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, W. A. Rinehart, III, a Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitutes and appoints O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, his true and lawful attorneys-in-fact and agents, for him, on his behalf and in his name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued in connection with the merger of the Bank of Loudoun into Jefferson National Bank including, but not limited to, a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to such plan and any and all other documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.


DATE: April 26, 1994               W. A. Rinehart, III (SEAL)

INDIVIDUAL POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Gilbert M. Rosenthal, a Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitutes and appoints O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, his true and lawful attorneys-in-fact and agents, for him, on his behalf and in his name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued in connection with the merger of the Bank of Loudoun into Jefferson National Bank including, but not limited to, a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to such plan and any and all other documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.


DATE: May 12, 1994                 Gilbert M. Rosenthal (SEAL)

INDIVIDUAL POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Alson H. Smith, Jr., a Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitutes and appoints O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, his true and lawful attorneys-in-fact and agents, for him, on his behalf and in his name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued in connection with the merger of the Bank of Loudoun into Jefferson National Bank including, but not limited to, a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to such plan and any and all other documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.


DATE: April 26, 1994               Alson H. Smith, Jr. (SEAL)

INDIVIDUAL POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Lee C. Tait, a Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitutes and appoints O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, his true and lawful attorneys-in-fact and agents, for him, on his behalf and in his name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued in connection with the merger of the Bank of Loudoun into Jefferson National Bank including, but not limited to, a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to such plan and any and all other documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.


DATE: April 26, 1994               Lee C. Tait (SEAL)

INDIVIDUAL POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, H. A. Williamson, Jr., a Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitutes and appoints O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, his true and lawful attorneys-in-fact and agents, for him, on his behalf and in his name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued in connection with the merger of the Bank of Loudoun into Jefferson National Bank including, but not limited to, a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to such plan and any and all other documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.



DATE: April 26, 1994               H. A. Williamson, Jr. (SEAL)